UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                      October 4, 2004 (September 29, 2004)

O’Sullivan Industries Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-28493	43-1659062
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Gulf Street, Lamar, Missouri		64759-1899
(Address of principal executive offices)		(ZIP Code)

Registrant's telephone number, including area code (417) 682-3322

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                Departure of Directors of Principal Officers; Election of Directors;
                                Appointment of Principal Officers.

        On September 29, 2004, Daniel F. O’Sullivan, Chairman of O’Sullivan’s Board of Directors, resigned. Mr. O’Sullivan resigned because he disagreed with “recent changes in the methods used by management in directing the Company’s operations.” A copy of Mr. O’Sullivan’s resignation letter is attached as an exhibit to this report.

Item 9.01               Financial Exhibits and Exhibits.

(c)         Exhibits.

Exhibit 99	Letter of resignation of Daniel F. O’Sullivan

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O'SULLIVAN INDUSTRIES HOLDINGS, INC.

Date: October 4, 2004	/s/ Robert S. Parker
Robert S. Parker President and Chief Executive Officer